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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2003

PACIFIC ENERGY PARTNERS, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	313345	68-0490580
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5900 Cherry Avenue
Long Beach, CA 90805-4408
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (562) 728-2800

Explanatory Note

        This Form 8-K/A amends and restates the Form 8-K dated as of August 27, 2003 and filed by Pacific Energy Partners, L.P. on August 29, 2003. This Form 8-K/A corrects typographical errors included in the "Date of the report (Date of earliest event reported)" on the cover page and in Items 5 and 7 of the previously filed Form 8-K.

Item 5. Other Events and Required FD Disclosure.

        Pacific Energy Partners, L.P., a Delaware limited partnership, has filed as Exhibit 99.1 to this Form 8-K/A its press release, dated August 28, 2003, entitled "Pacific Energy Partners, L.P. Announces Sale of Additional 112,100 Units and Redemption of 112,100 Units Held by General Partner", which is incorporated by reference in this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial Statements of Businesses Acquired.

  Not applicable.

(b)
Pro Forma Financial Information.

  Not applicable.

(c)
Exhibits.

99.1
Press release of Pacific Energy Partners, L.P., dated August 28, 2003, entitled "Pacific Energy Partners, L.P. Announces Sale of Additional 112,100 Units and Redemption of 112,100 Units Held by General Partner"

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.
By:	PACIFIC ENERGY GP, INC., its General Partner
By:	/s/ GERALD A. TYWONIUK Gerald A. Tywoniuk Senior Vice President, Chief Financial Officer and Treasurer

Date: September 4, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Pacific Energy Partners, L.P., dated August 28, 2003, entitled "Pacific Energy Partners, L.P. Announces Sale of Additional 112,100 Units and Redemption of 112,100 Units Held by General Partner"

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Explanatory Note
  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX